SECURITIES AND EXCHANGE COMMISSION

                      Washington, D.C. 20549

                             Form 8-K

                          CURRENT REPORT

              Pursuant to Section 13 or 15(d) of the
                  Securities Exchange Act of 1934

 Date of Report (Date of earliest event reported) December 1, 1997


                GE CAPITAL MORTGAGE SERVICES, INC.
           (as Seller and Servicer under the Pooling and
         Servicing Agreement, dated as of October 1, 1997,
          providing for the issuance of REMIC Multi-Class
            Pass-Through Certificates, Series 1997-9).



                GE Capital Mortgage Services, Inc.
      (Exact name of registrant as specified in its charter)

       New Jersey             33-5042              21-0627285
    ------------------------------------------------------------
    (State or other         (Commission         (I.R.S. Employer
      jurisdiction          File Number)       Identification No.)
    of incorporation)


                      Three Executive Campus
                   Cherry Hill, New Jersey 08002
        (Address of Principal Executive Office) (Zip Code)



 Registrant's telephone number, including area code (609) 661-6100

ITEM 5.  OTHER EVENTS

   The Pooling and Servicing Agreement, dated October 1, 1997, providing for the issuance of REMIC Multi-Class Pass-Through Certificates, Series 1997-9 has been amended by Amendment No. 1 dated as of December 1, 1997, a copy of which is attached as an exhibit hereto. Amendment No. 1 provides for a change in the minimum denominations of the following classes of Certificates:
Class 1-A15, Class 1-A16, Class 2-A4, Class 2-A5, Class 2-A8, Class 2-A9 and Class 2-A10.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND
         EXHIBITS.

4.1 Amendment No. 1, dated as of December 1, 1997 to the Pooling and Servicing Agreement for the REMIC Multi-Class Pass-Through Certificates, Series 1997-9 dated as of October 1, 1997 between
GE Capital Mortgage Services, Inc., as seller and servicer, and State Street Bank and Trust Company, as trustee.


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




                            SIGNATURES





           Pursuant to the requirements of the Securities
           Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                               GE Capital Mortgage Services, Inc.


                               By:   /s/ Syed W. Ali
                                  ----------------------
                               Name: Syed W. Ali
                               Title: Vice President



Dated as of December 1, 1997


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




                            SIGNATURES





           Pursuant to the requirements of the Securities
           Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                               GE Capital Mortgage Services, Inc.


                               By:
                                  ----------------------
                               Title: Vice President



Dated as of December 1, 1997


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


                           EXHIBIT INDEX




The exhibits are being filed herewith:


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  EXHIBIT NO.             DESCRIPTION                     PAGE
-----------------------------------------------------------------------

      4.1          Amendment No. 1, dated as of
                   December 1, 1997 to the Pooling
                   and Servicing Agreement for the
                   REMIC Multi-Class Pass-
                   Through Certificates, Series 1997-
                   9, dated as of October 1, 1997
                   between GE Capital Mortgage
                   Services, Inc., as seller and
                   servicer, and State Street Bank
                   and Trust Company, as trustee.
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